UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 16, 2025

HELMERICH & PAYNE, INC.
(Exact name of registrant as specified in its charter)

DE	1-4221	73-0679879
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 North Detroit Avenue
Tulsa, OK 74120
(Address of principal executive offices and zip code)
(918) 742-5531
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	HP	NYSE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Helmerich & Payne, Inc., a Delaware corporation (the “Company”), to amend and supplement its Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2025 (the “Original Report”). As previously disclosed in the Original Report, on January 16, 2025, the Company completed its acquisition of the entire issued share capital of KCA Deutag International Limited, a private company limited by shares incorporated in Jersey (“KCA Deutag”).

The Company is filing this Amendment solely to supplement Item 9.01 of the Original Report to file (i) the audited consolidated financial statements of KCA Deutag as of and for the years ended December 31, 2024 and 2023 and (ii) the unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of December 31, 2024, the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2024 and the three months ended December 31, 2024 and the related notes. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Report.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of KCA Deutag as of December 31, 2024 and 2023 and the audited consolidated statements of comprehensive income, statements of changes in shareholders’ equity and cash flow statements for each of the years ended December 31, 2024 and 2023, and the related notes thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and its subsidiaries as of December 31, 2024, the unaudited pro forma condensed combined statements of operations for the year ended September 30, 2024 and the three months ended December 31, 2024 and the related notes thereto are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors for KCA Deutag International Limited.
99.1	Audited Consolidated Financial Statements of KCA Deutag International Limited as of and for the years ended December 31, 2024 and 2023.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Helmerich & Payne, Inc. as of December 31, 2024 and for the year ended September 30, 2024 and the three ended December 31, 2024.
104	Cover page Interactive Data File - the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELMERICH & PAYNE, INC.

By:	/s/ J. Kevin Vann
Name:	J. Kevin Vann
Title:	Senior Vice President and Chief Financial Officer
Date:	April 4, 2025